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                                                                   EXHIBIT 10.27
                                                                   -------------


           SUPPLEMENTAL SCHEDULE OF DIRECTORS AND EXECUTIVE OFFICERS
                             WHO ARE PARTIES TO AN
                           INDEMNIFICATION AGREEMENT

SIGNATORY                          CAPACITY
---------                          --------

Roger D. Blackwell                 Director

Cynthia D. Fields                  Director and Officer

E. Gordon Gee                      Director

Kenneth B. Gilman                  Director and Officer

Philip E. Mallott                  Officer

Grace A. Nichols                   Director and Officer

Beth M. Pritchard                  Director and Officer

Donald B. Shackelford              Director

Leslie H. Wexner                   Director and Officer

Alex Shumate                       Director

William E. Kirwan                  Director